UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         STRONG EQUITY FUNDS II, INC.

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.)  Title of each class of securities to which transaction applies:

        2.)  Aggregate number of securities to which transaction applies:

        3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

        4.)  Proposed maximum aggregate value of transaction:

        5.)  Total fee paid:

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Small Company Value Fund is proposed to remain the same.

As you may know, Robert Costomiris reached an agreement with Wells Fargo to stay on and manage the Small Company Value Fund, subject to shareholder approval. What's more, he plans to continue to use the same unique strategy that has delivered solid results.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS.

INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE
BROADER   MARKET).THIS  FUND  IS  EXPOSED  TO  THE  FOLLOWING   SPECIFIC  RISKS:
VALUE-STYLE INVESTING RISK AND SMALL-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

DEFINITION: AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46932 10-04

Strong Small Company Value Fund
-------------------------------------------------------------------------------

As of 9-30-04

Total Return
12.36%   Year-To-Date
-------------------------------------------------------------------------------

Average Annual Total Returns

31.04%  1-Year
22.54% Since Inception (3-28-02)

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

Keep in mind that high double-digit returns were primarily achieved during favorable market conditions.You should not expect that such favorable returns can be consistently achieved. A funds performance, especially for very short time periods, should not be the sole factor in making your investment decision.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.


YES!     Please add to my investment                                  Strong

                                  Strong Small Company Value Fund (SCOVX)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Small/Mid Cap Value Fund is proposed to remain the same.

As you may know, Charles Rinaldi reached an agreement with Wells Fargo to stay on and manage the Small/Mid Cap Value Fund, subject to shareholder approval. What's more, he plans to continue to use the same unique strategy that has delivered proven results.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: VALUE-STYLE INVESTING RISK MEDIUM-COMPANY RISK, AND SMALL-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

DEFINITION: AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46933 10-04

Strong Small/Mid Cap Value Fund
------------------------------------------------------------------------------

As of 9-30-04

Total Return
5.25%   Year-To-Date
-------------------------------------------------------------------------------

Average Annual Total Returns

26.91%  1-Year
9.79% Since Inception (3-28-02)

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

Keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A funds performance, especially for very short time periods, should not be the sole factor in making your investment decision.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.


YES!     Please add to my investment                                  Strong

                                  Strong Small/Mid Cap Value Fund (SFFAZ)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]